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                                                           Exhibit 10


                          CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 of our report dated February 3, 1997, relating to the financial statements of Allmerica Financial Life Insurance and Annuity
Company and our report dated February 5, 1996, relating to the statutory basis financial statements of Allmerica Financial Life Insurance and Annuity Company, both of which appear in such Statement of Additional Information. We also consent to the reference to us under the heading "Experts" in such Statement of Additional Information.

/s/ Price Waterhouse LLP

Price Waterhouse LLP
Boston, Massachusetts
April 21, 1997